Exhibit 10.1

                               UNIONBANCORP, INC.
                             2003 STOCK OPTION PLAN

                        QUALIFIED STOCK OPTION AGREEMENT
                        --------------------------------

         1. A STOCK OPTION to acquire _______________ shares (hereinafter referred to as "Option Stock") of Common Stock of UNIONBANCORP, INC. (hereinafter referred to as the "Company") is hereby granted to _________________________ (hereinafter referred to as the "Optionee"), subject in all respects to the terms and conditions of the UNIONBANCORP, INC. 2003 STOCK OPTION PLAN (hereinafter referred to as the "Plan") and such other terms and conditions as are set forth herein.

         2. Status of Option. This Option is intended to constitute an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986.

         3. Option Price. The Option Price as determined by the Board of Directors of the Company (the "Board") is ___________________ per Share.

         4.       Exercise of Option.

                  a. This Option may be exercised in accordance with the following table:

                                                     NUMBER OF SHARES
                  DATE                                 EXERCISABLE
                  ----                                 -----------





                  b. In the event of the termination of service of the Optionee due to death or Retirement, this Option shall become immediately and fully exercisable for a period of five (5) years following the termination of service. In the event of the termination of service of the Optionee due to Disability, this Option shall become immediately and fully exercisable for a period of one (1) year following the termination of service.

                  c. In the event of a Change in Control, this Option shall become immediately and fully exercisable, except as otherwise provided by
Section 6(e) of the Plan.

         5. Expiration of Option. Unless otherwise determined by the Committee, to the extent not previously exercised, the Options will expire on the earlier of, (a) the tenth anniversary of the Option Date; (b) ninety (90) days after the date that the Optionee ceases to be an Eligible Person for any reason other than Cause, death or Disability; (c) immediately upon the termination of Optionee's service for Cause; (d) five (5) years after the date the Optionee ceases to be an Eligible Person by reason of Optionee's death or Retirement; or (e) one (1) year after the date the Optionee ceases to be an Eligible Person by reason of such Optionee's Disability. The Optionee is responsible for understanding the termination provisions of the Plan and this Agreement and to keep track of the termination dates for any Options granted to the Optionee under the Plan. The Company shall have no responsibility to notify Optionees of the date on which Options will expire and does not anticipate giving such notice to any Optionee either verbally or in writing.

         6.       Optionee Rights.   No rights or privileges of a shareholder of
the Company are conferred by reason of the granting of the Options. The Optionee will not become a shareholder of the Company with respect to the Option Stock unless and until the Options have been properly exercised and the Option Price fully paid for the number of the Options exercised.

         7.       Transferability.   The Options are not transferable, except by
the laws of descent and distribution, however, the Committee has the discretion to allow for other Transfers of Options, but only to the extent provided in the Plan and only when such Transfer would be considered a completed gift for tax purposes. If an Option is transferred, it will continue to be subject to the terms and conditions of this Agreement, together with the Plan, and may not be transferred again. If the Options are transferable during the Optionee's lifetime, the Optionee will remain responsible for all applicable withholding taxes upon the exercise of any transferred Options and will, prior to transferring any Options, notify the Company of the anticipated Transfer. The Company shall not be required to provide to the transferee any notice of termination of any of the Options. If the Optionee transfers an Option and dies before a transferred Option has been exercised, the Option will automatically terminate upon the earlier of one year from the date of the Optionee's death or the expiration of the Option pursuant to this Agreement.

         8.       Terms of Options.   This Agreement, and the Options issued to
the Optionee, are subject to all of the terms and conditions set forth herein and in the Plan, as may be amended from time to time, a copy of which has been provided to Optionee. To the extent that any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, the Plan shall govern. Capitalized terms referenced, but not defined herein, will have the meaning attributed to them by the Plan. The optionee acknowledges that he or she has read the plan and agrees to be bound by its terms. Pursuant to the Plan, the Committee has authorized the Option Price and any applicable tax withholding liability associated with exercise of the Options to be payable in cash.

         9.       Compliance with Securities Laws.   This Option may not be
exercised if the issuance of Option Stock upon such exercise would constitute a violation of any applicable federal or state securities law, or any other valid law or regulation. As a condition to the exercise of this Option, the Optionee shall represent to the Company that the Option Stock being acquired under this Option are for investment and not with a present view for distribution or resale, unless counsel for the Company is then of the opinion that such a representation is not required under any applicable law, regulation or rule of any governmental agency.

         10.      Miscellaneous.   This Agreement, together with the Plan, sets
forth the complete agreement of the parties concerning the subject matter hereof, superseding all prior agreements, negotiations and understandings. Nothing contained in this Agreement will confer upon the Optionee any right with respect to the continuation of his or her status as an employee, director or an Eligible Person. This Agreement shall be binding upon and inure to the benefit of the Company and the Optionee, and their respective heirs, personal legal representatives and successors. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto;

provided, however, that the Optionee hereby covenants and agrees to execute any amendment to this Agreement which shall be required or desirable (in the opinion of the Company or its counsel) in order to comply with the laws governing this Agreement. This Agreement will be governed by the substantive law of the State of Illinois and may be executed in counterparts.

Dated: _________________________

                                           UNIONBANCORP, INC.


                                       By: _____________________________________
                                           President and Chief Executive Officer

ATTEST:

         The Optionee acknowledges that he/she has received a copy of the Plan and is familiar with the terms and conditions set forth therein. The Optionee agrees to accept as binding, conclusive, and final all decisions and interpretations of the Committee. As a condition to the exercise of this Option, the Optionee authorizes the Company to withhold from any regular cash compensation payable by the Company any taxes required to be withheld under any federal, state or local law as a result of exercising this Option.

Dated: ___________________


                                        By: __________________________________

                               UNIONBANCORP, INC.
                             2003 STOCK OPTION PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT
                       -----------------------------------

         1.       A STOCK OPTION to acquire __________________________ shares
(hereinafter referred to as "Option Stock") of Common Stock of UNIONBANCORP, INC. (hereinafter referred to as the "Company") is hereby granted to _________________________________ (hereinafter referred to as the "Optionee"), subject in all respects to the terms and conditions of the UNIONBANCORP, INC. 2003 STOCK OPTION PLAN (hereinafter referred to as the "Plan") and such other terms and conditions as are set forth herein.

         2. Status of Option. This Option is not intended to constitute an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986.

         3. Option Price. The Option Price as determined by the Board of Directors of the Company (the "Board") is ____________________________ per Share.

         4.       Exercise of Option.

                  a. This Option may be exercised in accordance with the following table:

                                                     NUMBER OF SHARES
                  DATE                                 EXERCISABLE
                  ----                                 -----------





                  b. In the event of the termination of service of the Optionee due to death or Retirement, this Option shall become immediately and fully exercisable for a period of five (5) years following the termination of service on the Board. In the event of the termination of service of the Optionee due to Disability, this Option shall become immediately and fully exercisable for a period of one (1) years following the termination of service on the Board.

                  c. In the event of a Change in Control, this Option shall become immediately and fully exercisable, except as otherwise provided by
Section 6(e) of the Plan.

         5. Expiration of Option. Unless otherwise determined by the Committee, to the extent not previously exercised, the Options will expire on the earlier of, (a) the tenth anniversary of the Option Date; (b) ninety (90) days after the date that the Optionee ceases to be an Eligible Person for any reason other than Cause, death or Disability; (c) immediately upon the termination of Optionee's service as a director for Cause; (d) five (5) years after the date the Optionee ceases to be an Eligible Person by reason of Optionee's death or Retirement; or (e) one (1) year after the date the Optionee ceases to be an Eligible Person by reason of such Optionee's Disability. The Optionee is responsible for understanding the termination provisions of the Plan and this Agreement and to keep track of the termination dates for any Options granted to the Optionee under the Plan. The Company shall have no responsibility to notify Optionees of the date on which Options will expire and does not anticipate giving such notice to any Optionee either verbally or in writing.

         6.       Optionee Rights.   No rights or privileges of a shareholder of
the Company are conferred by reason of the granting of the Options. The Optionee will not become a shareholder of the Company with respect to the Option Stock unless and until the Options have been properly exercised and the Option Price fully paid for the number of the Options exercised.

         7.       Transferability.   The Options are not transferable, except by
the laws of descent and distribution, however, the Committee has the discretion to allow for other Transfers of Options, but only to the extent provided in the Plan and only when such Transfer would be considered a completed gift for tax purposes. If an Option is transferred, it will continue to be subject to the terms and conditions of this Agreement, together with the Plan, and may not be transferred again. If the Options are transferable during the Optionee's lifetime, the Optionee will remain responsible for all applicable withholding taxes upon the exercise of any transferred Options and will, prior to transferring any Options, notify the Company of the anticipated Transfer. The Company shall not be required to provide to the transferee any notice of termination of any of the Options. If the Optionee transfers an Option and dies before a transferred Option has been exercised, the Option will automatically terminate upon the earlier of one year from the date of the Optionee's death or the expiration of the Option pursuant to this Agreement.

         8.       Terms of Options.   This Agreement, and the Options issued to
the Optionee, are subject to all of the terms and conditions set forth herein and in the Plan, as may be amended from time to time, a copy of which has been provided to Optionee. To the extent that any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, the Plan shall govern. Capitalized terms referenced, but not defined herein, will have the meaning attributed to them by the Plan. The optionee acknowledges that he or she has read the plan and agrees to be bound by its terms. Pursuant to the Plan, the Committee has authorized the Option Price and any applicable tax withholding liability associated with exercise of the Options to be payable in cash.

         9.       Compliance with Securities Laws.   This Option may not be
exercised if the issuance of Option Stock upon such exercise would constitute a violation of any applicable federal or state securities law, or any other valid law or regulation. As a condition to the exercise of this Option, the Optionee shall represent to the Company that the Option Stock being acquired under this Option are for investment and not with a present view for distribution or resale, unless counsel for the Company is then of the opinion that such a representation is not required under any applicable law, regulation or rule of any governmental agency.

         10.      Miscellaneous.   This Agreement, together with the Plan, sets
forth the complete agreement of the parties concerning the subject matter hereof, superseding all prior agreements, negotiations and understandings. Nothing contained in this Agreement will confer upon the Optionee any right with respect to the continuation of his or her status as an employee, director or an Eligible Person. This Agreement shall be binding upon and inure to the benefit of the Company and the Optionee, and their respective heirs, personal legal representatives and successors. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto;

provided, however, that the Optionee hereby covenants and agrees to execute any amendment to this Agreement which shall be required or desirable (in the opinion of the Company or its counsel) in order to comply with the laws governing this Agreement. This Agreement will be governed by the substantive law of the State of Illinois and may be executed in counterparts.

Dated: _________________________

                                           UNIONBANCORP, INC.


                                       By: _____________________________________
                                           President and Chief Executive Officer

ATTEST:

         The Optionee acknowledges that he has received a copy of the Plan and is familiar with the terms and conditions set forth therein. The Optionee agrees to accept as binding, conclusive, and final all decisions and interpretations of the Committee. As a condition to the exercise of this Option, the Optionee authorizes the Company to withhold from any regular cash compensation payable by the Company any taxes required to be withheld under any federal, state or local law as a result of exercising this Option.

Dated: ___________________


                                        By: __________________________________